UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2015

LEGACY VENTURES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-199040	30-0826318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2602 Innisfil Road

Mississauga, Ontario, Canada L5M 4H9

(Address of principal executive offices) (zip code)

(647) 478-6385

(Registrant's telephone number, including area code)

_________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and any related statements of representatives and partners of Fuel Performance Solutions, Inc. (the “Company”) contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

On August 21, 2015, (the “Issue Date”), the Company issued four (4) 10% Convertible Promissory Notes (collectively, the “Notes”) with an aggregate principal amount of $180,000 as follows: (i) a $50,000 note to Equipment Revolution Ltd; (ii) a $50,000 note to AGA Dry Solutions, Inc.; (iii) a $50,000 note to 1315325 Ontario Ltd.; and (iv) a $30,000 note to Franca Attomare (collectively, the “Holders”). The Notes are unsecured, accrue interest at a rate equal to 10% and have a maturity date of February 21, 2017.

Holders have the right to convert the outstanding principal amount of the Notes, together with accrued and unpaid interest thereon, into shares of the Company’s Common Stock at a price of $1.00 per share (the “Conversion Price”). In the event of default, the Conversion Price is reduced to the lesser of (i) $0.25 per Share or (ii) the 10 Day Volume Weighted Average Price (“VWAP”) price in effect on the date of default.

The foregoing description of the terms of the Notes does not purport to be complete and is qualified in its entirety by reference to the provisions of such agreements, a form of which are filed as exhibits 4.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

On August 21, 2015, we issued four (4) 10% Convertible Promissory Notes in the aggregate principal amount of $180,000 to certain investors. The Notes accrue interest at a rate equal to 10% and have a maturity date of February 21, 2017. The Notes are convertible into Common Stock at a Conversion Price of $1.00 per share.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits,

Exhibit Number	Description

4.1	Form of 10% Convertible Notes

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY VENTURES INTERNATIONAL, INC.

Date: August 26, 2015	By: /s/ Rehan Saeed
Name: Rehan Saeed
Title: Chief Executive Officer

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